Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT TO THE

THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This EIGHTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 23, 2016 (this “Amendment”), is among:

(i)	RADNOR FUNDING CORP., as Seller (the “Seller”);

(ii)	AIRGAS, INC. (in its individual capacity, “Airgas”), as Servicer (in such capacity, the “Servicer”);

(iii)	VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser;

(iv)	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator (in such capacity, the “Administrator”), as Purchaser Agent (in such capacity, the “Victory Purchaser Agent”) and as Related Committed Purchaser for the Purchaser Group that includes Victory (the “Victory Purchaser Group”);

(v)	WORKING CAPITAL MANAGEMENT CO., LP (“Working Capital”), as a Conduit Purchaser and as Related Committed Purchaser for the Purchaser Group that includes Working Capital (the “Working Capital Purchaser Group”);

(vi)	MIZUHO BANK, LTD. (f/k/a Mizuho Corporate Bank, Ltd.), as Purchaser Agent (in such capacity, the “Working Capital Purchaser Agent”) for the Working Capital Purchaser Group;

(vii)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser;

(viii)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent (in such capacity, the “Atlantic Purchaser Agent”) and as Related Committed Purchaser for the Purchaser Group that includes Atlantic (the “Atlantic Purchaser Group”);

(ix)	REGENCY ASSETS LIMITED (“Regency”), as a Conduit Purchaser;

(x)	HSBC BANK USA, NATIONAL ASSOCIATION (“HSBC Bank USA”), as Related Committed Purchaser for the Purchaser Group that includes Regency (the “Regency Purchaser Group”); and

(xi)	HSBC SECURITIES (USA) INC. (“HSBC Securities”), as Purchaser Agent (in such capacity, the “Regency Purchaser Agent”) for the Regency Purchaser Group.

The foregoing entities are herein collectively referred to as the “Parties”, and capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings set forth in the Receivables Purchase Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2010 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”); and

WHEREAS, the Parties desire to amend the Receivables Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is amended as follows:

(a) The definition of “Change in Control” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“Change in Control” means the occurrence of any of the following: (i) with respect to Seller, that at any time Airgas and/or AMACAR INVESTMENTS, L.L.C. shall fail to own, directly free and clear of any Adverse Claim, 100% of the shares of outstanding voting stock of the Seller on a fully diluted basis, (ii) with respect to any Originator, that at any time Airgas shall fail to own, directly free and clear of any Adverse Claim, 100% of the share of outstanding voting stock of such Originator on a fully diluted basis, or (iii) with respect to Airgas, the acquisition by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) of 20% or more of the shares of outstanding voting stock of Airgas on a fully diluted basis, excluding for purposes of this clause (iii), each of (x) Peter McCausland and (y) L’Air Liquide, S.A. and each Subsidiary thereof.

(b) The definition of “GAAP” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

“GAAP” means the generally accepted accounting principles and practices in the United States or international financial reporting standards, in each case, as the Seller or Airgas may elect and consistently applied after such election.

(c) Section 2(f) of Exhibit III to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

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(f) Except as disclosed in the most recent annual financial statements of Airgas furnished to the Administrator and each Purchaser Agent, there is no pending or, to its best knowledge, threatened action or proceeding affecting it or any of its Subsidiaries before any Governmental Authority or arbitrator (i) that could have a Material Adverse Effect, (ii) asserting the invalidity of any Transaction Document, or (iii) seeking to prevent the servicing of the Receivables or the consummation of the purposes of the Transaction Documents.

(d) Section 2(i) of Exhibit IV to the Receivables Purchase Agreement is hereby amended by replacing clauses (i) and (ii) therein with the following:

(i) [Reserved];

(ii) as soon as available and in any event within 120 days after the end of each fiscal year of Airgas, balance sheets of Airgas and its consolidated Subsidiaries as of the end of such fiscal year and statements of income and cash flow of Airgas and its consolidated Subsidiaries for such fiscal year, certified by the chief financial officer of such Person;

(e) Section 3(j) of Exhibit IV to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

(j) All financial statements of Airgas will contain detailed notes clearly stating that: (i) a special purpose corporation exists as a Subsidiary of Airgas, and (ii) the Originators have sold receivables and other related assets to such special purpose Subsidiary that, in turn, has sold undivided interests therein to certain financial institutions and other entities.

SECTION 2. Certain Representations, Warranties and Covenants. Each of the Seller, Airgas and the Servicer hereby represents, warrants and covenants to each of the other Parties that:

(a) the representations and warranties of such Person contained in Exhibit III to the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(b) the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Receivables Purchase Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and this Amendment and the Receivables Purchase Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and

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(c) no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, in each case, in form and substance satisfactory to the Administrator:

(a) counterparts of this Amendment, duly executed by each of the Parties; and

(b) such other documents, certificates and instruments as the Administrator may reasonably request.

SECTION 4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Receivables Purchase Agreement remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5. Ratification. After giving effect to this Amendment and each of the transactions contemplated by this Amendment, all of the provisions of the Parent Undertaking Agreement shall remain in full force and effect and Airgas, as parent under the Parent Undertaking Agreement, hereby ratifies and affirms the Parent Undertaking Agreement and acknowledges that the Parent Undertaking Agreement has continued and shall continue in full force and effect in accordance with its terms.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of law principles which would require the application of the laws of any jurisdiction other than those of the state of New York.

SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures begin on the following page]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RADNOR FUNDING CORP., as Seller

By:	/s/ W. Gary Murray
Name: W. Gary Murray
Title: President & Treasurer

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AIRGAS, INC., as Servicer

By:	/s/ Joseph C. Sullivan
Name: Joseph C. Sullivan
Title: Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator

By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory’s Purchaser Group

By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory’s Purchaser Group

By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

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VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

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WORKING CAPITAL MANAGEMENT CO., LP, as a Conduit Purchaser and as Related Committed Purchaser for Working Capital’s Purchaser Group

By:	/s/ Richard Burke
Name: Richard Burke
Title: Attorney-in-Fact

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MIZUHO BANK, LTD., as Purchaser Agent for Working Capital’s Purchaser Group

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

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ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

S-7	Eighth Amendment to Third Amended and Restated Receivables Purchase Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent and Related Committed Purchaser for Atlantic’s Purchaser Group

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Roger Klepper
Name: Roger Klepper
Title: Managing Director

S-8	Eighth Amendment to Third Amended and Restated Receivables Purchase Agreement

REGENCY ASSETS LIMITED, as a Conduit Purchaser

By:	/s/ Michael Carroll
Name: Michael Carroll
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION, as Related Committed Purchaser for Regency’s Purchaser Group

By:	/s/ Nicholas Lotz
Name: Nicholas Lotz
Title: SVP RM

HSBC SECURITIES (USA) INC., as Purchaser Agent for Regency’s Purchaser Group

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Director

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Acknowledge and Agreed:

AIRGAS, INC., as the Parent under the
Parent Undertaking Agreement

By:	/s/ Joseph C. Sullivan
Name: Joseph C. Sullivan
Title: Vice President

S-10	Eighth Amendment to Third Amended and Restated Receivables Purchase Agreement